UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported)      February 12, 1997
                              (February 12, 1997)


Commission File Number                        0-18550

                           NTS Mortgage Income Fund
           (Exact name of registrant as specified in its charter)

         Delaware                                    61-1146077
(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)             No.)

   10172 Linn Station Road
   Louisville, Kentucky                              40223
(Address of principal executive                   (Zip Code)
offices)

Registrant's telephone number,
including area code                           (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report



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Forward-Looking Statements

     In addition to historical information, this Current Report on Form 8-K contains forward-looking statements. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Quarterly Reports on Form 10-Q and 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. NTS Mortgage Income Fund (the "Fund") undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the factors described in other documents that the Fund files from time to time with the Securities and Exchange Commission, including the Quarterly Reports on Form 10-Q to be filed by the Fund in 1997 and 1998 and any Current Reports on Form 8-K filed by the Fund.

Item 5.  Other Events

     On February 12, 1997, NTS Mortgage Income Fund (the "Fund") signed a letter of intent (the "Letter of Intent") with NTS Corporation, the sponsor of the Fund ("NTS"), and its affiliates, NTS Development Company ("NTS Development"), NTS/Lake Forest II Residential Corporation ("NTS/Lake Forest") and NTS/Virginia Development Company ("NTS/Virginia") regarding the Fund's loans to NTS/Lake Forest and NTS/Virginia. The Letter of Intent provides for a restructuring of the Fund's loans to NTS/Lake Forest, which is secured by the project known as Lake Forest North, and to NTS/Virginia, which is secured by the project known as Fawn Lake. The Letter of Intent contemplates that the ownership of the properties will be transferred to the Fund, which plans to continue the development to completion of such projects and, ultimately, their orderly sale. The parties to the Letter of Intent agreed to consider a general restructuring of the relationships among the Fund, NTS and its various affiliates.

     The Fund has not yet determined the method by which it will acquire control of the projects. The Fund anticipates that each project will be held in a separate entity controlled by the Fund for limitation of liability purposes. The assumption of the projects should be treated for federal income tax purposes as a sale or exchange and should not result in any immediate taxable gain to the Fund.

         Lake Forest North and Fawn Lake will have continued cash needs for development and marketing which will significantly reduce the cash flows associated with the projects, and, therefore, the Board of Directors has determined to terminate the Fund's quarterly distribution for the foreseeable future effective as of the first quarter of 1997. It is likely that the Fund will report losses in the near term.

         It is likely that the Fund will terminate its REIT status in connection with the ongoing development and sale of the Fawn Lake and Lake Forest North projects. As a result of the termination of the REIT status of the Fund, the Fund may incur income taxes on future operating income.


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     The Lake Forest North and Fawn Lake  projects  will be acquired  subject to the following mortgage indebtedness to third parties and to existing payables:


Lake Forest North existing mortgage debt:

(1)      Approximately $4,000,000 to National City Bank (Lake Forest Country
         Club)
(2)      Approximately $258,000 to Pinetree Aviation (Section Loans)

Fawn Lake existing mortgage debt:

(1)      Approximately $2,000,000 to PNC Bank (Fawn Lake Country Club*)
(2)      Approximately $272,000 to Pinetree Aviation (Section Loans)

         The Fund is further indebted to NTS Financial Partnership and affiliates in an approximate amount of $5,600,000, which is due and payable from funds remitted to the Fund upon sale of lots, country club memberships and ancillary services from the Lake Forest North, Fawn Lake and Orlando Lake Forest projects, or is otherwise due on demand. The Fund will remain responsible for repayment of such funds on present terms and on such other terms as shall be mutually agreeable.

         The Fund, as owner of the Lake Forest North and Fawn Lake projects, expects to continue development of the projects and the orderly sale of lots, golf course memberships and ancillary services through sell-out, as well as the sale of the Fawn Lake Country Club, when appropriate. As owner, the Fund will be responsible for continuing development, operations and marketing costs through the remaining lives of the projects and it would be necessary for the Fund to borrow additional funds to complete the development. While the Fund believes that such funds will be more readily available if it owns the projects, it is not certain that the Fund will be able to borrow the funds necessary to complete the projects.

         NTS Development, or another subsidiary or affiliate of NTS Corporation ("Manager"), will enter into a management agreement (the "Management Agreement") with the Fund pursuant to which the Manager will, as authorized agent for the Fund, provide exclusive management, development, marketing and sales efforts and personnel to the Fund, and take all other actions necessary to manage the development of the projects to completion and the sale of lots, golf memberships, ancillary services and the Fawn Lake Country Club. The terms of the Management Agreement have not yet been finalized.

         A copy of the Letter of Intent is attached as Exhibit A.

Item 7. Financial Statements and Exhibits

         Exhibits

         A) Letter of Intent among the Fund, NTS Corporation, NTS Development Company, NTS/Lake Forest II Residential Corporation and NTS/Virginia Development Company.

* The Fawn Lake Country Club loan may be increased to $2,500,000 pursuant to discussions between the Fund and PNC Bank.


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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  exchange  Act of  1934,  NTS
Mortgage Income Fund has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NTS MORTGAGE INCOME FUND


/s/ John W. Hampton                                 Date: February 12, 1997
----------------------------------
John W. Hampton
Secretary/Treasurer of the
NTS Mortgage Income Fund



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                                    Exhibit A


                            NTS Mortgage Income Fund


                                                              February 12, 1997


NTS/Lake Forest II Residential Corporation, NTS/Virginia Development Company, NTS Corporation and NTS Development Company

Gentlemen:

             The purpose of this letter ("Letter of Intent") is to summarize our discussions and express our mutual intent regarding the general restructuring of the relationship of NTS Mortgage Income Fund (the "Fund") with NTS Corporation ("NTS") and its various affiliates including NTS/Lake Forest II Residential Corporation ("NTS/Lake Forest"), and NTS/Virginia Development Company ("NTS/Virginia") (together, the "Companies"), subject to the following terms and conditions, including the execution by the parties of a mutually acceptable definitive agreement ("Definitive Agreement") and related ancillary documents. The restructuring would be undertaken in order to protect the capital of the Fund and in an effort to ensure the return of shareholder capital.

             1.   Acquisition of Assets and Restructuring.

                  At the closing (the "Closing"), NTS/Lake Forest and NTS/Virginia will transfer and assign to the Fund, and the Fund will acquire from the Companies, all of the assets of NTS/Lake Forest and of NTS/Virginia which are pledged to the Fund, free and clear of all claims, liens, charges, security interests and encumbrances, except for current payables, indebtedness to third parties and the mortgages of the Fund securing the loans of the Fund to the Companies, and any other liens specifically excepted, in exchange for the cancellation of indebtedness of the Companies to the Fund. The parties will also consider a general restructuring of the relationships among the Fund, NTS, and its various affiliates.

             2.   Management Agreement.

                  At the Closing, the Fund will enter into a management agreement (the "Management Agreement") with NTS Development Company, or one of its affiliates (the "Manager") pursuant to which the Manager will serve as the agent of the Fund in providing exclusive management, development, marketing and sales efforts and personnel to the Fund, and take all other actions necessary to manage the development of the projects to completion and the sale of lots, country club memberships, ancillary services and the Fawn Lake Country Club. The terms of such Management Agreement shall be as mutually agreed by the parties in the Definitive Agreement.







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February 12, 1997
Page 2


             3.   Representations, Warranties and Indemnities.

                  (a) The Definitive Agreement will contain such representations and warranties by the NTS parties regarding their businesses, properties, assets, liabilities, operations and conditions as are customary in a transaction of this nature, including representations and warranties with respect to the financial condition and operations of the NTS parties, compliance with applicable laws, claims, litigation, liens, environmental matters, insurance and such other representations and warranties as may be agreed to by the parties. Representations and warranties shall be subject to such limitations, standards and qualifications as the parties may agree.

                  (b) The Companies will agree to indemnify the Fund with respect to any damages it may incur as a result of any material misrepresentation or breach of warranty as mutually agreed in the Definitive Agreement.

             4.   Access.

                  The NTS parties shall permit the Fund and its representatives full access, at all reasonable times after the date hereof until the Closing, to the books, records, property and personnel involved in the affairs of the Fund as the Fund may reasonably request in order to facilitate a complete investigation, inspection and analysis by the Fund of the businesses and prospects of the Fund. The NTS parties shall also make available their attorneys, accountants and other outside consultants for the purpose of discussing with the Fund (and its representatives) the businesses and prospects of the Fund.

             5.   Conditions to Closing.

                  The obligation of the Fund to consummate the transaction shall be conditioned on such matters as may be provided in the Definitive Agreement, including the following:

                  (a) The parties shall have entered into the Definitive Agreement and related ancillary documents, in form and substance satisfactory to each party.

                  (b) All representations and warranties of the NTS parties in the Definitive Agreement and ancillary documents, all as mutually agreed in accordance with paragraph 5(a), shall be true, correct and complete in all material respects as of the date of Closing.

                  (c) All representations and warranties of the Fund in the Definitive Agreement shall be true, correct and complete in all material respects as of the date of Closing.

                  (d) The parties shall have received the consent or approval of third parties (as specified in the Definitive Agreement), including, but not limited to lenders, and applicable governmental or regulatory authorities, whose consent or approval is necessary or desirable in connection with the consummation of the transaction contemplated hereby or for Fund's operation of the businesses transferred to it following the Closing.




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February 12, 1997
Page 3


                  (e) Each of the parties shall have performed and complied with all material agreements and conditions to be performed or complied with by it prior to the Closing.

                  (f) The results of the investigations by the Fund and its representative of the business and prospects of the Fund as it is to be constituted after the restructuring, and of the books, records and financial statements relevant to the Fund and its operations, shall be satisfactory to the Fund in all respects.

                  (g) No material litigation or governmental action shall be pending or threatened with respect to the transaction contemplated hereby.

                  (h) The Special Committee of Independent Directors of the Fund
shall  have  approved  the  Definitive   Agreement  and  the  related  ancillary
documents.

             6.   Conduct of the Companies' Business.

                  Between the date hereof and the Closing, the parties shall conduct and operate their businesses in the usual and ordinary course and in substantially the manner that they have heretofore been conducted.

             7.   Effect.

                  This Letter of Intent does not constitute a binding agreement by the parties hereto; instead, it expresses a good faith intention of the parties to use their best reasonable efforts to proceed expeditiously to negotiate, prepare and execute the Definitive Agreement and related ancillary documents in accordance with the provisions hereof. Except as provided in the preceding sentence, no legally enforceable agreement of the parties as to the subject matter of this Letter of Intent shall be created unless and until a Definitive Agreement and related ancillary documents with respect to such subject matter are duly authorized, executed and delivered. This Letter of Intent shall terminate and be of no further force or effect if the execution and delivery of the Definitive Agreement has not occurred on or before the date that is forty-five (45) days after the date of this Letter of Intent.

             8.   Gender.

                  References herein to the neuter gender shall also be deemed to include or refer to the masculine or feminine gender, as the context requires.

             9.   Governing Law.

                  This Letter of Intent shall be governed by and construed and enforced in accordance with the laws of the State of Kentucky.






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February 12, 1997
Page 4

             Please indicate the agreement of these various parties to the terms hereof by having this Letter of Intent signed in the spaces provided below and returning a copy to the undersigned no later than 6:00 p.m., Eastern Time, on February 14, 1997 (at which time this Letter of Intent, if not so signed and returned, will expire). This Letter of Intent may be signed in any number of counterparts, all of which together shall constitute a single Letter of Intent. Signatures of the parties transmitted by facsimile will be valid and binding for all purposes.

                                                     Very truly yours,


                                                     NTS Mortgage Income Fund

                                                     By: /s/ Robert M. Day
                                                         -----------------
                                                     Name: Robert M. Day
                                                     Title:   Director

ACCEPTED AND AGREED TO:

NTS/Lake Forest II Residential Corporation   NTS/Virginia Development Company

By:   /s/ Richard L. Good                    By:    /s/ John W. Hampton
    ----------------------                          --------------------
Name:   Richard L. Good                      Name:    John W. Hampton
Title:     President                         Title:    Senior Vice President


NTS Corporation                              NTS Development Company

By:   /s/ Richard L. Good                    By:    /s/ Richard L. Good
Name:   Richard L. Good                      Name:    Richard L. Good
        ---------------                               ---------------
Title:     President                         Title:    President






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